Exhibit 10.3.4
                             AMENDMENT NO. 1 TO THE
                              ATWOOD OCEANICS, INC.
                             STOCK OPTION AGREEMENT
                          (1996 Incentive Equity Plan)


     THIS AMENDMENT NO. 1 TO ATWOOD OCEANICS, INC. STOCK OPTION AGREEMENT (the "Amendment") is dated as of ________________, 1999, by and between ATWOOD OCEANICS, INC., a Texas corporation (the "Company"), and ________________________________________ ("Participant").


                               W I T N E S E T H :

         WHEREAS, the Company has adopted the 1996 Incentive Equity Plan (the "Plan") for the granting of options to purchase shares of the Common Stock of the Company to key employees of the Company or its subsidiaries, subject to the terms and conditions as more particularly set forth therein; and

         WHEREAS, capitalized terms used but not defined herein shall have the meanings given to them in the Plan; and

         WHEREAS, in accordance with Section 9 of the Plan, the Board of Directors of the Company has amended the Plan to allow the transferability, under certain conditions, with or without consideration, of certain Stock Options granted under the Plan, as determined by the Compensation Committee of the Board of Directors (the "Committee"), pursuant to that certain Amendment No. 1 to the Atwood Oceanics, Inc. 1996 Incentive Equity Plan dated September 9, 1999 (the "Plan Amendment"); and

         WHEREAS, in furtherance of the Plan Amendment, the Committee has authorized the transferability, with or without consideration, of the Stock Options granted under the Plan to the Participant, under the conditions set forth in the Plan Amendment; and

         WHEREAS, in accordance with such authorization, the Company and the Participant desire to amend that certain Atwood Oceanics, Inc. Stock Option Agreement dated _______________ between the Company and Participant (the "Agreement"), and the Committee has approved this Amendment, in order to reflect the authorized transferability of the Stock Options granted under the Plan to the Participant and the conditions therefor, as more particularly set forth herein.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         Section 1. The first sentence of Section 7 of the Agreement is hereby amended in its entirety by substituting the following therefor:



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                  "7. The option and the right and privilege  granted hereby may be transferred by the option holder to (i) the spouse, children or grandchildren of the Employee, (ii) a trust or trusts for the exclusive benefit of the spouse, children or grandchildren of the Employee, or
         (iii) a partnership in which the spouse, children or grandchildren of the Employee are the only partners; provided in each case that subsequent transfers of transferred options shall be prohibited except those made in accordance with this section or by will or by the laws of descent and distribution."

         Section 7. Except as expressly amended hereby all of the covenants and agreements of the parties which are set forth in the Agreement are incorporated herein with the same force and effect as if set forth at length in this Amendment.

         Section  8.  This  Amendment  is  executed  and  shall   constitute  an
instrument supplemental to and in amendment of the Agreement, and shall be construed with and as part of the Agreement.

         Section 9. Except as modified and expressly amended by this Amendment and any other supplement or amendment, the Agreement is in all respects ratified and confirmed, and all of the terms, provisions and conditions thereof shall be and remain in full force and effect.

         Section 10. Any capitalized term used but not defined herein shall have the meaning attributable to such term in the Agreement.

         Section  11.  This   Amendment   may  be  executed  in  any  number  of
counterparts, each of which shall be deemed an original for all purposes, and all of which together shall constitute one and the same instrument.

         EXECUTED as of the date first set forth above.

                              ATWOOD OCEANICS, INC.



                                       By:
                                James M. Holland
                              Senior Vice President

                                  PARTICIPANT:



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                   Printed Name:_____________________________